Other revenues	12 Months Ended
Dec. 31, 2015
Revenues [Abstract]
Other revenues
Other revenues

Other revenues consist of the following:

	Year ended December 31
(In US$ millions)	2015	2014	2013
Amortization of unfavorable contracts	116	130	67
Amortization of favorable contracts	—	—	(2)
Revenues related party	119	97	2
External management fees with third parties	30	62	45
Total	265	289	112

The unfavorable contract values in 2015, 2014 and 2013 arose from our acquisitions of the Songa Eclipse and Sevan Drilling ASA, see Notes 12 and 21.

Related party revenues were related to management support and administrative services during the year provided to our associates in which we maintain an investment. Refer to Note 31 for more information

External management fees relate to the operational, administrative and support services we provide to SapuraKencana as part of the agreement we entered into when we sold majority of the tender rig business. Refer to Note 11 for more information.